Supplement dated January 10, 2025
to the Prospectus and Summary Prospectus, each as supplemented (as applicable), of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - Partners Small Cap Growth Fund	5/1/2024
The information regarding Columbia Management Investment Advisers, LLC under the heading “Fund Management” in the “Summary of the Fund” section of the Fund's Prospectus and Summary Prospectus is hereby revised as follows:
Investment Manager: Columbia Management Investment Advisers, LLC
Portfolio Management	Title	Role with Fund	Managed Fund Since

Christopher Lo, CFA	Senior Portfolio Manager	Lead Portfolio Manager	December 2024
The rest of the section remains the same.
The information regarding Columbia Management Investment Advisers, LLC under the subsection "Portfolio Managers" in the "More Information About the Fund" section is hereby revised as follows:
Investment Manager: Columbia Management Investment Advisers, LLC
Portfolio Management	Title	Role with Fund	Managed Fund Since

Christopher Lo, CFA	Senior Portfolio Manager	Lead Portfolio Manager	December 2024
Dr. Lo joined one of the Columbia Management legacy firms or acquired business lines in 1998. Dr. Lo began his investment career in 1998 and earned a B.S. and M.E. from Rensselaer Polytechnic Institute, an M.B.A. from the Stern School of Business at New York University and a doctoral degree in professional studies (DPS) from Pace University, with a concentration in finance and international economics.
The rest of each section remains the same.
Shareholders should retain this Supplement for future reference.
SUP7057-0004_(01/25)